2
                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 10, 2000


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


    Nova Scotia, Canada           1-3793              98-0085412
(State or other jurisdiction    (Commission         (IRS Employer
       of incorporation)        File Number)      Identification No.)


Suite 1410, One Palliser Square, 125 Ninth Avenue, S.E., Calgary, Alberta,
                                 Canada T2P 1G2
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                                 Not Applicable
         (Former name or former address, if changed since last report.)

                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.


Item 5.  Other Events

                 In December 1999, the Company filed a motion to have the Court of Queen's Bench direct the operator of the Kotaneelee gas field to make timely payments of all current and future amounts due from its share of the Kotaneelee gas field revenues. The motion was subsequently amended to include all of the defendants. On April 10, 2000, the trial court dismissed the Company's motion pending the Court's ultimate determination of the issues surrounding the Kotaneelee field carried-interest account.
The Company intends to appeal the decision to the Alberta Court of Appeal.

          In view of the Court's dismissal of the Company's motion, the Company does not intend to accrue any revenues from the Kotaneelee gas field until collection of the amounts due is reasonably assured.

         Based on the latest report from the operator of the Kotaneelee field, the Company believes its share of net revenues due the Company is as follows:

                                    Amounts                    Amounts
                                   due from                   deposited
                                  all parties                 in escrow

Previously  reported               $412,374                    $136,728
January production                  488,014                     161,807
                                    -------                     -------
Balance due                        $900,388                    $298,535
                                   ========                    ========


     The Company's Annual Report on Form 10-K for the year ended December 31, 1999 should be read for a detailed discussion of the Kotaneelee litigation.

                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.


Item 5.  Other Events (Cont'd)

         Statements in this filing that are not historical in nature are intended to be - and are hereby identified as -- "forward-looking statements" for purposes of the "Safe Harbor Statement" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements. Among these risks and uncertainties are (a) uncertainties as to the costs, length, and outcome of the Kotaneelee litigation, and (b) uncertainty as to when or if the company will receive any revenue from the Kotaneelee gas field.


Item 7.   Financial Statements, Pro Forma Financial Information and
                 Exhibits

          (c)    Exhibits  - None

                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CANADA SOUTHERN PETROLEUM LTD.
                                                  (Registrant)



                                             By  /s/ Ben  A. Anderson
                                                     Ben  A. Anderson
                                                        President


Date:  April 24, 2000